                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549


                               FORM 8-K


                            CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          February 7, 2001
    --------------------------------------------------------------
                           Date of Report
                 (Date of Earliest Event Reported)


                        ITS Networks Inc.
    --------------------------------------------------------------
        (Exact Name of Registrant as Specified in its Charter)


                   Parque Tecnologico de Andalucia
                   Centro de Empresas - P. 5, 6y 7
                     29590, Campanillas (Malaga)
                                SPAIN
    --------------------------------------------------------------
               (Address of principal executive offices)


                           011-952-0202-56
    --------------------------------------------------------------
         (Registrant's telephone number, including area code)


    --------------------------------------------------------------
    (Former name and former address, if changed since last report)


    Florida                     0-230611                52-2137517
---------------               ------------          -------------------
(State or other               (Commission            (I.R.S. Employer
jurisdiction of               File Number)          Identification No.)
incorporation)


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ITEM 5. OTHER EVENTS

        Moore Stephens, located at 331 Medicine Avenue, 5th Floor, New York, New York 10017, has been engaged by the Company to audit the consolidated balance sheet of the Company as of September 30, 2001, and the related statements of income, stockholders' equity, and cash flows for the year then ended.


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ITS Networks Inc.


                                        By:  /s/ Frederick Cohen
                                           -----------------------------------
                                             Frederick Cohen, President

Date: February 8, 2001